As filed with the Securities and Exchange Commission on April 21, 2005
                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               ___________________

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                               ___________________

                                  VASOGEN INC.
             (Exact name of registrant as specified in its charter)

                CANADA                                     NOT APPLICABLE
    (State or other jurisdiction of                        (IRS Employer
    incorporation or organization)                      Identification No.)
                               ___________________

                            2505 Meadowvale Boulevard
                           Mississauga, Ontario Canada
                                     L5N 5S2
                                 (905) 817-2000
                    (Address of Principal Executive Offices)

                 VASOGEN INC. EMPLOYEE STOCK OPTION PLAN - 2003

                            (Full title of the plan)

                    CT Corporation System, 111 Eighth Avenue
                            New York, New York 10011
                                 (212) 894-8400
  (Name, address, telephone number, including area code, of agent for service)

                                   Copies to:
          Geofrey Myers                           Edwin S. Maynard
        Lang Michener LLP           Paul, Weiss, Rifkind, Wharton & Garrison LLP
            BCE Place                        1285 Avenue of the Americas
   181 Bay Street, Suite 2500                 New York, NY 10019-6064
    Toronto, Ontario M5J 2T7                      (212) 373-3000
        (416) 360-8600

                               ___________________

                         CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------
     Title of Each Class of       Amount to be     Proposed Maximum        Proposed Maximum              Amount of
  Securities to be Registered     Registered(1)     Offering Price      Aggregate Offering Price(1)   Registration Fee
                                                     Per Share(2)
----------------------------------------------------------------------------------------------------------------------
Common Shares, no par value     3,000,000 shares         $3.94               11,820,000                $1391.22
----------------------------------------------------------------------------------------------------------------------

(1) Represents shares added to the Vasogen Inc. Employee Stock Option Plan - 2003 (the "PLAN").

(2) Estimated solely for the purpose of computing the registration fee in accordance with Rule 457 under the Securities Act of 1933. The proposed maximum aggregate offering price is based upon the average of the high and low prices of the Common Shares as quoted on the Nasdaq National Market on April 14, 2005 (a date within five business days of the filing of this Registration Statement).


                                EXPLANATORY NOTE

         Pursuant to General Instruction E of Form S-8, this Registration Statement on Form S-8 is being filed to register an additional 3,000,000 shares of the Common Shares, no par value, of Vasogen Inc. (the "Registrant") issuable pursuant to the Registrant's Plan. On May 20, 2004, the Registrant filed a registration statement (the "Original Registration Statement") on Form S-8 (File No. 333-115701). The contents of the Original Registration Statement are incorporated herein by reference.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.   EXHIBITS

Exhibit         Description
-------         -----------
5.1             Opinion of Lang  Michener,  regarding the legality of the common stock being registered.

23.1            Consent of Lang Michener (included in Exhibit 5.1).

23.2            Consent of KPMG LLP.

24.1            Power of Attorney (included on signature page).

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, Province of Ontario, Canada, on April 21, 2005.

                                   VASOGEN INC.



                                   By: /s/ Christopher J. Waddick
                                       ---------------------------
                                       Name:  Christopher J. Waddick
                                       Title: Executive-Vice President and Chief
                                              Financial Officer (Principal
                                              Financial and Accounting Officer)

                                POWER OF ATTORNEY

                  Each person whose signature appears below hereby constitutes and appoints David G. Elsley and Christopher J. Waddick and each of them, any of whom may act without the joinder of the other, the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned, in any and all such capacities, any and all amendments to this Registration Statement, including post-effective amendments and supplements thereto, and all instruments necessary or in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent, full power and authority to do and perform in the name and on behalf of the undersigned each and every act and thing whatsoever necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

                  Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated below on April 21, 2005.


Signature                          Title
---------                          -----

/s/ David G. Elsley
-------------------------------    President, Chief Executive Officer
David G. Elsley                    and Director (Principal Executive
                                   Officer)

/s/ Christopher J. Waddick
-------------------------------    Executive-Vice President and Chief
Christopher J. Waddick             Financial Officer (Principal
                                   Financial and Accounting Officer)

/s/ William R. Grant
-------------------------------    Chairman and Director
William R. Grant

/s/ Andre Berard
-------------------------------    Director
Andre Berard

/s/ Terrance H. Gregg
-------------------------------    Director
Terrance H. Gregg

/s/ Benoit La Salle
-------------------------------    Director
Benoit La Salle

         *
-------------------------------    Director
Surya N. Mohapatra

         *
-------------------------------    Director
Eldon R. Smith

/s/ John C. Villforth
-------------------------------    Director
John C. Villforth

                            AUTHORIZED REPRESENTATIVE

                  Pursuant to the requirements of Section 6(a) of the Securities Act, the undersigned has duly signed this Registration Statement, solely in the capacity of the duly authorized representative of Vasogen Inc. indicated below on April 21, 2005.



                                             By: /s/ William R. Grant
                                                 -------------------------------
                                                 Name:  William R. Grant
                                                 Title: Chairman and Director

                               EXHIBIT INDEX


Exhibit         Description
-------         -----------
5.1             Opinion of Lang  Michener,  regarding the legality of the common stock being registered.

23.1            Consent of Lang Michener (included in Exhibit 5.1).

23.2            Consent of KPMG LLP.

24.1            Power of Attorney (included on signature page).